Exhibit 10.21

Execution Version

AMENDMENT NO. 2 TO THE REVOLVING CREDIT AGREEMENT

AMENDMENT NO. 2 TO THE REVOLVING CREDIT AGREEMENT dated as of October 19, 2018 (this “Amendment”), by and among VERTIV INTERMEDIATE HOLDING II CORPORATION (formerly known as CORTES NP INTERMEDIATE HOLDING II CORPORATION) (“Holdings”), VERTIV GROUP CORPORATION (formerly known as CORTES NP ACQUISITION CORPORATION) (the “Lead Borrower”), the other Borrowers, JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”) under the Credit Agreement (as defined below) and each 2018 Increase Loan Lender (as defined below).

WHEREAS, reference is hereby made to the Revolving Credit Agreement dated as of November 30, 2016, as amended by Amendment No. 1 to the Revolving Credit Agreement, dated as of September 28, 2018 (as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms thereof, the “Credit Agreement”; the Credit Agreement as amended by the Amendment, the “Amended Credit Agreement”), among Holdings, the Lead Borrower, the other Borrowers from time to time party thereto, the Administrative Agent, the other agents, arrangers and bookrunners party thereto and each Lender from time to time party thereto;

WHEREAS, pursuant to Section 2.15 of the Credit Agreement, the Lead Borrower may obtain Revolving Commitment Increases by, among other things, entering into an amendment to the Credit Agreement in accordance with the terms and conditions of the Credit Agreement;

WHEREAS, the Lead Borrower has notified the Administrative Agent that it is requesting an increase in U.S. Revolving Commitments (the “U.S. Revolving Commitment Increases”) in the amount set forth on Schedule 1 hereto pursuant to Section 2.15(b) of the Credit Agreement;

WHEREAS, each Person identified on Schedule 1 hereto (each, a “2018 Increase Loan Lender”, and collectively, the “2018 Increase Loan Lenders”) has agreed (on a several and not a joint basis), subject to the terms and conditions set forth herein and in the Credit Agreement, to provide a U.S. Revolving Commitment Increase in the amount set forth opposite such 2018 Increase Loan Lender’s name on Schedule 1 hereto (and the total amount of U.S. Revolving Commitment Increases made pursuant to this Amendment shall be $25,000,000);

WHEREAS, the Credit Parties party hereto, the Administrative Agent and each of the 2018 Increase Loan Lenders have indicated their willingness to amend, pursuant to Section 2.15(d) and Section 13.12 of the Credit Agreement, certain other terms of the Credit Agreement in connection with the establishment of such U.S. Revolving Commitment Increases as set forth herein;

WHEREAS, pursuant to Section 13.12 of the Credit Agreement, the Credit Agreement or any other Credit Document may be amended in a writing signed by the Credit Parties, the Administrative Agent and the Required Lenders;

WHEREAS, immediately after giving effect to the consummation of the U.S. Revolving Commitment Increases, the Credit Parties party hereto, the Administrative Agent and the Lenders (including the 2018 Increase Loan Lenders) constituting the Required Lenders under the Credit Agreement (after giving effect to the U.S. Revolving Commitment Increases) agree, pursuant to Section 13.12 of the Credit Agreement, to the additional amendments to the Credit Agreement as set forth in Section 6 of this Amendment

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby. This amendment is a “Credit Document” as defined under the Credit Agreement.

Section 2. Amendments to Section 1.01. The following defined terms shall be added to Section 1.01 of the Credit Agreement:

“Amendment No. 2” shall mean Amendment No. 2 to the Credit Agreement, dated as of the Amendment No. 2 Effective Date.

“Amendment No. 2 Effective Date” shall mean October 19, 2018.

Section 3. Additional Amendments to Credit Agreement.

(a) In the second paragraph of the recitals to the Credit Agreement, (i) “$400,000,000” shall be replaced with “425,000,000” and (ii) “$286,000,000” shall be replaced with “$311,000,000”.

(b) In the definition of “U.S. Revolving Commitment” in Section 1.01 of the Credit Agreement, replace the last sentence therein with the following: “The aggregate amount of the Lenders’ U.S. Revolving Commitments on the Amendment No. 2 Effective Date is $311,000,000.”

(c) Section 2.20 of the Credit Agreement shall be amended by inserting the following new paragraph at the end thereof:

“Notwithstanding anything to the contrary herein, no Canadian Revolver Commitment Adjustment or European Revolver Commitment Adjustment shall be permitted on or after the Amendment No. 2 Effective Date.”.

(d) Section 13.04(b)(ii) of the Credit Agreement shall be amended by restating clause (C) thereof in its entirety as follows:

“(C) until the Amendment No. 2 Effective Date, any assignment of obligations under the U.S. Subfacility, U.S. FILO Subfacility, Canadian Subfacility, Canadian FILO Subfacility or European Subfacility shall be made together with an equal and proportionate assignment of such obligations under each other such Subfacility;”

Section 4. U.S. Revolving Commitment Increases.

(a) The Lead Borrower and each 2018 Increase Loan Lender hereby agree that, subject to the satisfaction (or waiver by the 2018 Increase Loan Lenders and, to the extent required by Section 2.15(b) of the Credit Agreement, the Required Lenders) of the conditions in Section 8 hereof, on the Amendment No. 2 Effective Date, the U.S. Revolving Commitment Increase of each 2018 Increase Loan Lender shall become effective and the U.S. Revolving Commitments shall be deemed increased by the amount of the U.S. Revolving Commitment Increases of each 2018 Increase Loan Lender in the amounts set forth on Schedule 1 hereto. Pursuant to Section 2.15 of the Credit Agreement, the U.S. Revolving Commitment

Increases shall be U.S. Revolving Commitments for all purposes under the Credit Agreement and each of the other Credit Documents and shall have terms identical to the U.S. Revolving Commitments outstanding under the Credit Agreement immediately prior to the date hereof (but giving effect to any amendments hereunder).

(b) Without derogation of the obligations of any 2018 Increase Loan Lender that is already a Lender under the Credit Agreement, each 2018 Increase Loan Lender acknowledges and agrees that upon the Amendment No. 2 Effective Date, such 2018 Increase Loan Lender shall be a “Lender” under, and for all purposes of, the Credit Agreement and the other Credit Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender thereunder.

(c) After giving effect to such U.S. Revolving Commitment Increases, the Revolving Commitment of each Revolving Lender shall be as set forth on Schedule 2 hereto (and such Schedule 2 shall supersede Schedule 2.01 to the Credit Agreement).

Section 5. Reallocation.

(a) The reallocation of the Lenders’ U.S. Revolving Loans contemplated by Section 2.15(c) of the Credit Agreement with respect to any increase in the U.S. Revolving Commitments shall occur with respect to the U.S. Revolving Commitment Increases contemplated hereby on the Amendment No. 2 Effective Date, and the 2018 Increase Loan Lenders shall make such U.S. Revolving Loans on the Amendment No. 2 Effective Date as may be required to effectuate such reallocation.

(b) On the Amendment No. 2 Effective Date, all participations in Letters of Credit and Swingline Loans shall be reallocated pro rata among the Lenders under the U.S. Subfacility after giving effect to the U.S. Revolving Commitment Increases contemplated hereby.

Section 6. Required Lender Amendments to the Credit Agreement.

The Credit Parties party hereto, the Administrative Agent and the Lenders party hereto (including the 2018 Increase Loan Lenders) constituting the Required Lenders under the Credit Agreement (after giving effect to the U.S. Revolving Commitment Increases) hereby agree that, immediately following the consummation of the U.S. Revolving Commitment Increases, the Credit Agreement shall be hereby amended as follows on the Amendment No. 2 Effective Date:

(a) In the definition of “Applicable Time” in Section 1.01 of the Credit Agreement, (i) delete the reference to “and” prior to clause (ii) in the second sentence of such definition, and (ii) add the following after the reference to “Hong Kong time” in clause (ii) in the second sentence of such definition:

“, and (iii) in the case of Loans to a Canadian Borrower, payments received by the Administrative Agent in Dollars or Canadian Dollars, no later than 11:00 a.m. Toronto time”.

(b) In the definition of “Asian Subfacility” in Section 1.01 of the Credit Agreement, delete the reference to “and LC Credit Extensions”.

(c) In the definition of “Bank Product” in Section 1.01 of the Credit Agreement, add the following after the reference to “other than Letters of Credit” in such definition:

“issued pursuant to the provisions of Section 2.13 by the Administrative Agent or any Issuing Bank”.

(d) In the definition of “Letter of Credit” in Section 1.01 of the Credit Agreement, add the following after the reference to “benefit of a Borrower” in such definition:

“pursuant to Section 2.13 to the extent the provisions of Section 2.13 are applicable thereto”.

(e) Section 2.02(c) of the Credit Agreement shall be amended by restating clause (ii) thereof in its entirety as follows:

“(ii) in Toronto, Ontario, in the case of Loans to a Canadian Borrower, not later than 3:00 p.m. Toronto time,”.

Section 7. Representations Correct. By its execution of this Amendment, each Credit Party party hereto hereby represents and warrants, as of the date hereof, that:

(a) Each Credit Party that is party hereto has the corporate, partnership, limited liability company or unlimited liability company power and authority, as the case may be, to execute, deliver and perform the terms and provisions of this Amendment (and by extension the Amended Credit Agreement) and has taken all necessary corporate, partnership, limited liability company or unlimited liability company action, as the case may be, to authorize the execution, delivery and performance by it of this Amendment by each Credit Party that is a party hereto. Each Credit Party that is a party hereto has duly executed and delivered this Amendment, and this Amendment constitutes a legal, valid and binding obligation enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law);

(b) Neither the execution, delivery or performance by any Credit Party party hereto of this Amendment, nor compliance by it with the terms and provisions hereof (i) will contravene any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except for Permitted Liens) upon any of the property or assets of any Credit Party party hereto pursuant to the terms of, any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other material agreement, contract or instrument, in each case to which any Credit Party party hereto is a party or by which it or any of its property or assets is bound or to which it may be subject (except, in the case of preceding clauses (i) and (ii), other than in the case of any contravention, breach, default and/or conflict, that would not reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect) or (iii) will violate any provision of the certificate or articles of incorporation, certificate of formation, limited liability company agreement or by-laws (or equivalent organizational documents), as applicable, of any Credit Party party hereto;

(c) Except to the extent the failure to obtain or make the same would not reasonably be expected to have a Material Adverse Effect, no order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except for (x) those that have otherwise been obtained or made on or prior to the Amendment No. 2 Effective Date and which remain in full force and effect on the Amendment No. 2 Effective Date and (y) filings which are necessary to perfect the security interests created under the Security Documents), or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to be obtained or made by, or on behalf of, any Credit Party party hereto to authorize, or is required to be obtained or made by, or on behalf of, any Credit Party party hereto in connection with, the execution, delivery and performance of this Amendment; and

(d) All proceeds of the Loans incurred after the Amendment No. 2 Effective Date will be used in accordance with Section 9.11 of the Amended Credit Agreement.

Section 8. Effectiveness. This Amendment shall become effective as of the date hereof (the “Amendment No. 2 Effective Date”), subject to the satisfaction (or waiver by the 2018 Increase Loan Lenders and, to the extent required by Section 2.15(b) and Section 13.12 of the Credit Agreement, the Required Lenders) of the following conditions:

(a) Counterparts of this Amendment shall have been executed and delivered by Holdings, the Lead Borrower, the other Borrowers, the Administrative Agent, and each 2018 Increase Loan Lender (collectively constituting the Required Lenders immediately following the U.S. Revolving Commitment Increases);

(b) The Administrative Agent shall have received a customary secretary’s certificate for each U.S. Credit Party (including a good standing certificate for each U.S. Credit Party, dated as of a recent date) in form reasonably satisfactory to the Administrative Agent;

(c) The Administrative Agent shall have received from (i) Willkie Farr & Gallagher LLP, special counsel to the U.S. Credit Parties, (ii) Waller Lansden Dortch & Davis, LLP, Alabama counsel to the U.S. Credit Parties formed or organized under the laws of the State of Alabama, (iii) Morgan, Lewis & Bockius LLP, California and Florida counsel to the U.S. Credit Parties formed or organized under the laws of the State of California or Florida, (iv) Stoel Rives LLP, Washington counsel to the U.S. Credit Parties formed or organized under the laws of the State of Washington and (v) Taft Stettinius & Hollister LLP, Ohio counsel to the U.S. Credit Parties formed or organized under the laws of the State of Ohio, opinions addressed to the Administrative Agent and each of the Lenders and dated the Amendment No. 2 Effective Date in form and substance reasonably satisfactory to the Administrative Agent;

(d) Each of the representations and warranties made by any Credit Party party hereto set forth in Section 8 of the Credit Agreement or in any other Credit Document shall be true and correct in all material respects (without duplication of any materiality standard set forth in any such representation or warranty) on and as of the Amendment No. 2 Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such date (without duplication of any materiality standard set in any such representation or warranty);

(e) No Event of Default has occurred and is continuing;

(f) The Administrative Agent shall have received (i) for the account of each 2018 Increase Loan Lender, upfront fees in an amount equal to 0.25% of the aggregate principal amount of the U.S. Revolving Commitment Increases of such 2018 Increase Loan Lender as of the Amendment No. 2 Effective Date and (ii) all reasonable out-of-pocket fees and expenses of the Administrative Agent, including all invoiced fees and expenses of one primary U.S. counsel to the Administrative Agent, to the extent invoiced at least two (2) Business Days’ prior to the date hereof, shall have been paid or reimbursed, on or prior to the Amendment No. 2 Effective Date;

(g) (x) The Administrative Agent shall have received certified copies of a recent date of requests for information or copies (Form UCC-1) listing all effective financing statements that name Holdings, the Lead Borrower or any other U.S. Credit Party as debtor and that are filed in the UCC as may be reasonably necessary or desirable to perfect the security interests purported to be created by the Security Documents, together with copies of such other financing statements that name Holdings, the Lead Borrower or any other U.S. Credit Party as debtor (none of which shall cover any of the Collateral except to the extent evidencing Permitted Liens) and (y) reports as of a recent date listing all effective tax and judgment liens with respect to Holdings, the Lead Borrower or any other U.S. Credit Party in the United States; and

(h)    (i) Each 2018 Increase Loan Lender shall have received all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act and the AML Legislation, in each case, to the extent reasonably requested by such Person in writing at least ten (10) days prior to the Amendment No. 2 Effective Date and (ii) to the extent the Lead Borrower qualifies as a “legal entity customer” under 31 C.F.R. § 1010.230 (the “Beneficial Ownership Regulation”), any 2018 Increase Loan Lender that has requested, in a written notice to the Lead Borrower at least ten (10) days prior to the Amendment No. 2 Effective Date, a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation (a “Beneficial Ownership Certification”) shall have received such Beneficial Ownership Certification (provided that, upon the execution and delivery by such 2018 Increase Loan Lender of its signature page to this Agreement, the condition set forth in this clause (ii) shall be deemed to be satisfied).

Section 9. Fees Generally. All fees payable hereunder shall be in all respects fully earned, due and payable on the Amendment No. 2 Effective Date and non-refundable and non-creditable thereafter.

Section 10. Acknowledgments. Each Credit Party party hereto hereby expressly acknowledges the terms of this Amendment and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Credit Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby, (ii) its guarantee of the Obligations (including, without limitation and to the extent applicable to such Credit Party, the Obligations that may arise pursuant to the U.S. Revolving Commitment Increases) and (iii) its prior grant of Liens on the Collateral to secure the Obligations (including, without limitation and to the extent applicable to such Credit Party, the Obligations that may arise pursuant to the U.S. Revolving Commitment Increases) pursuant to the Security Documents with all such Liens continuing in full force and effect after giving effect to this Amendment.

Section 11. Amendment, Modification and Waiver. After the effectiveness hereof, this Amendment may not be amended, modified or waived except in accordance with Section 13.12 of the Credit Agreement; it being understood that any waiver of any condition precedent set forth in Section 8 of this Amendment may be waived with the consent of the 2018 Increase Loan Lenders (collectively constituting the Required Lenders immediately following the U.S. Revolving Commitment Increases).

Section 12. Liens Unimpaired. After giving effect to this Amendment, neither the modification of the Credit Agreement effected pursuant to this Amendment nor the execution, delivery, performance or effectiveness of this Amendment:

(a) impairs the validity, effectiveness or priority of the Liens granted pursuant to any Credit Document, and such Liens continue unimpaired with the same priority applicable to such Liens immediately prior to giving effect to this Amendment to secure repayment of all Obligations, whether heretofore or hereafter incurred; or

(b) requires that any new filings required to be made under any Credit Document be made or other action required to be taken under any Credit Document be taken to perfect or to maintain the perfection of such Liens.

Section 13. Entire Agreement. This Amendment, the Credit Agreement and the other Credit Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties hereto with respect to the subject matter hereof. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Credit Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. It is understood and agreed that each reference in each Credit Document to the Credit Agreement, whether direct or indirect, shall hereafter be deemed to be a reference to the Credit Agreement as amended hereby and that this Amendment is a Credit Document. This Amendment shall not constitute a novation of the Credit Agreement or any other Credit Document.

Section 14. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. SECTION 13.08 OF THE CREDIT AGREEMENT IS HEREBY INCORPORATED MUTATIS MUTANDIS AND SHALL APPLY HERETO.

Section 15. Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 16. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery by facsimile or other electronic means of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment.

Section 17. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

VERTIV INTERMEDIATE HOLDING II CORPORATION

By:	/s/ Mary Ann Sigler
Name: Mary Ann Sigler
Title: President and Treasurer

VERTIV GROUP CORPORATION,
as Lead Borrower

By:	/s/ Mary Ann Sigler
Name: Mary Ann Sigler
Title: Vice President and Treasurer

ALBER CORP.
AVOCENT CORPORATION
AVOCENT FREMONT, LLC
AVOCENT HUNTSVILLE, LLC
AVOCENT REDMOND CORP.
AVOCENT TEXAS CORP.
CHARLOTTE PROPERTIES LLC
DESARROLLADORA LINA, LLC
ELECTRICAL RELIABILITY SERVICES, INC.
ENERGY LABS, INC.
VERTIV ENERGY SYSTEMS, INC.
HIGH VOLTAGE MAINTENANCE CORPORATION
LIEBERT FIELD SERVICES, INC.
LIEBERT NORTH AMERICA, INC.
VERTIV CORPORATION,
as a U.S. Borrower

By:	/s/ Mary Ann Sigler
Name: Mary Ann Sigler
Title: Vice President and Treasurer

[Signature Page to Amendment No. 2 to the Revolving Credit Agreement]

VERTIV CANADA ULC,
as Canadian Borrower

By:	/s/ Mary Ann Sigler
Name: Mary Ann Sigler
Title:

VERTIV INDUSTRIAL SYSTEMS SAS
VERTIV FRANCE,
as French Borrowers

By:	/s/ Giordano Albertazzi
Name: Giordano Albertazzi
Title: President

VERTIV GMBH,
as German Borrower

By:	/s/ Reinhard Purzer
Name: Reinhard Purzer
Title: Geschäftsführer

GREAT RIVER FINANCE DESIGNATED ACTIVITY COMPANY
VERTIV IRELAND LIMITED
AVOCENT INTERNATIONAL DESIGNATED ACTIVITY COMPANY,
as Irish Borrowers

By:	/s/ Noel Francis Woods
Name: Noel Francis Woods
Title: Director

VERTIV IRELAND LIMITED,
as Irish Borrower

By:	/s/ Eamon Rowan
Name: Eamon Rowan
Title: Director

[Signature Page to Amendment No. 2 to the Revolving Credit Agreement]

VERTIV (HONG KONG) HOLDINGS LIMITED
ATLAS ASIA LIMITED
EMERSON NETWORK POWER (HONG KONG) LIMITED,
as Hong Kong Borrowers

By:	/s/ Michelle Siu Wah Ho
Name: Michelle Siu Wah Ho
Title: Director

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Gene R. de Rios
Name:	Gene R. de Rios
Title:	Executive Director

JPMORGAN CHASE BANK, N.A., as an Increase Loan Lender and a Lender

By:	/s/ Gene R. de Rios
Name:	Gene R. de Rios
Title:	Executive Director

[Signature Page to Amendment No. 2 to the Revolving Credit Agreement]

BANK OF AMERICA, N.A., as an Increase Loan Lender and a Lender

By:	/s/ Philip Nomura
Name:	Philip Nomura
Title:	Senior Vice President

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Sylwia Durkiewicz
Name:	Sylwia Durkiewicz
Title:	Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as an Increase Loan Lender and a Lender

By:	/s/ Lynn Fiore
Name:	Lynn Fiore
Title:	Vice Presiden

GOLDMAN SACHS BANK USA, as an Increase Loan Lender and a Lender

By:	/s/ Ryan Durkin
Name:	Ryan Durkin
Title:	Authorized Signatory

[Signature Page to Amendment No. 2 to the Revolving Credit Agreement]

SCHEDULE 1

TO AMENDMENT

Name of Lender	U.S. Revolving Commitment Increase
JPMorgan Chase Bank, N.A.	$6,250,000.00
Bank of America, N.A.	$6,250,000.00
Wells Fargo Bank, National Association	$6,250,000.00
Goldman Sachs Bank USA	$6,250,000.00

Total	$25,000,000.00

Schedule 1-1

SCHEDULE 2

TO AMENDMENT

SCHEDULE 2.01

Commitments

Lenders	U.S. Revolving Commitments	Canadian Revolving Commitments	European Revolving Commitments
JPMorgan Chase Bank, N.A.	$55,119,152.06	$2,389,619.88	$3,413,742.68
Bank of America, N.A.	$55,902,777.78	$0.00	$3,472,222.22
Bank of America, N.A., acting through its Canada Branch	$0.00	$2,430,555.56	$0.00
Wells Fargo Bank, National Association	$65,833,333.33	$0.00	$0.00
Wells Fargo Capital Finance Corporation Canada	$0.00	$2,916,666.67	$0.00
Wells Fargo Capital Finance (UK) Ltd.	$0.00	$0.00	$4,166,666.67
PNC Bank, National Association	$39,722,222.22	$1,944,444.44	$2,777,777.78
ING Capital LLC	$39,722,222.22	$1,944,444.44	$2,777,777.78
Deutsche Bank AG New York Branch	$7,944,444.44	$0.00	$555,555.56
Deutsche Bank AG, Canada Branch	$0.00	$388,888.89	$0.00
Citibank, N.A.	$7,944,444.44	$388,888.89	$555,555.56
Goldman Sachs Bank USA	$14,194,444.44	$388,888.89	$555,555.56
Morgan Stanley Senior Funding, Inc.	$7,944,444.44	$388,888.89	$555,555.56
Bank of Montreal, Chicago Branch	$6,355,555.56	$0.00	$0.00
Bank of Montreal, Toronto Branch	$0.00	$311,111.11	$0.00
Bank of Montreal, London Branch	$0.00	$0.00	$444,444.44
Credit Suisse AG, Cayman Islands Branch	$6,355,555.56	$311,111.11	$444,444.44
HSBC Bank USA, N.A.	$3,177,777.78	$155,555.56	$222,222.22
Barclays Bank PLC	$783,625.73	$40,935.67	$58,479.53
Total	$311,000,000.00	$14,000,000.00	$20,000,000.00

Lenders	Asian Revolving Commitments	French Revolving Commitments	German Revolving Commitments
JPMorgan Chase Bank, N.A.	$12,500,000.00	$3,750,000.00	$3,750,000.00
Bank of America, N.A.	$12,500,000.00	$0.00	$3,750,000.00
Bank of America Merrill Lynch International Limited	$0.00	$3,750,000.00	$0.00
Total	$25,000,000.00	$7,500,000.00	$7,500,000.00

Schedule 2-1

Lenders	U.S. FILO Revolving Commitments	Canadian FILO Revolving Commitments
JPMorgan Chase Bank, N.A.	$6,315,423.98	$512,061.40
Bank of America, N.A.	$6,423,611.11	$0.00
Bank of America, N.A., acting through its Canada Branch	$0.00	$520,833.34
Wells Fargo Bank, National Association	$7,708,333.33	$0.00
Wells Fargo Capital Finance Corporation Canada	$0.00	$625,000.00
PNC Bank, National Association	$5,138,888.89	$416,666.67
ING Capital LLC	$5,138,888.89	$416,666.67
Deutsche Bank AG New York Branch	$1,027,777.78	$0.00
Deutsche Bank AG, Canada Branch	$0.00	$83,333.33
Citibank, N.A.	$1,027,777.78	$83,333.33
Goldman Sachs Bank USA	$1,027,777.78	$83,333.33
Morgan Stanley Senior Funding, Inc.	$1,027,777.78	$83,333.33
Bank of Montreal, Chicago Branch	$822,222.22	$0.00
Bank of Montreal, Toronto Branch	$0.00	$66,666.67
Credit Suisse AG, Cayman Islands Branch	$822,222.22	$66,666.67
HSBC Bank USA, N.A.	$411,111.11	$33,333.33
Barclays Bank PLC	$108,187.13	$8,771.93
Total	$37,000,000.00	$3,000,000.00

Schedule 2-2